Welcome to Our 2024 Annual Meeting Exhibit 99.1

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our ability to successfully grow our business and implement our strategic plan including our proposed entry into New York City, including our ability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the current or anticipated impact of military conflict, terrorism or other geopolitical events; 3) the impact of anticipated higher operating expenses in 2024 and beyond; 4) our ability to successfully integrate wealth management firm and team acquisitions; 5) our ability to manage our growth; 6) our ability to successfully integrate our expanded employee base; 7) a decline in the economy, in particular in our New Jersey and New York market areas, including potential recessionary conditions; 8) declines in our net interest margin caused by the interest rate environment (including the shape of the yield curve) and our highly competitive market; 9) declines in the value in our investment portfolio; 10) impact on our business from a pandemic event (including COVID-19) on our business, operations, customers, allowance for credit losses, and capital levels; 11) higher than expected increases in our allowance for credit losses; 12) higher than expected increases in loan and lease losses or in the level of nonperforming, classified or criticized loans or charge-offs; 13) changes in interest rates and the effects of inflation; 14) a decline in real estate values within our market areas; 15) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 16) changes in monetary policy by the Federal Reserve Board; 17) changes to tax or accounting matters; 18) successful cyberattacks against our IT infrastructure and that of our IT providers; 19) higher than expected FDIC insurance premiums; 20) adverse weather conditions; 21) a reduction in our lower-cost funding sources; 22) changes in liquidity, including the size and composition of our deposit portfolio, including the percentage of uninsured deposits in the portfolio; 23) our ability to adapt to technological changes; 24) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 25) our ability to retain key employees; 26) demands for loans and deposits in our market areas; 27) adverse changes in securities markets; 28) changes in New York City rent regulation law and 29) other unexpected material adverse changes in our operations or earnings. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.   2

Continuing to Invest & Create Value in our Private Banking Model 3

Actions taken to date. Recruited and hired proven private banking teams Experienced leader with 10+ production and client service teams hired in 2024 Operations (Deposits, Treasury Management, Escrow), Residential Lending, Compliance, Credit, Community Development Flagship NYC office being constructed at 300 Park Avenue Enhanced processes and technology centered around reducing common client friction points Award-winning KYC and account opening platform Employee empowerment and workflow enhancements Product development efforts enhance our suite of solutions Recent investments provide significant opportunity. Bring our single point of contact consultative model and full-suite offering to a market that is a natural expansion of our current geography Improve growth trajectory Strengthen liquidity profile Reduce average funding costs Further diversify the balance sheet Create additional long-term shareholder value by expanding our footprint with no tangible book value dilution and providing favorable operating leverage 4 NYC Expansion

* Total available liquidity defined as Cash + Cash Equivalents + AFS Securities + Borrowing Capacity less Borrowings, Letters of Credit, and Pledged AFS Securities. ** (Cash + Cash Equivalents + AFS Securities) / Total Assets. *** Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. Tangible equity ratio as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end. See Non-GAAP financial measures reconciliation table. Moody’s re-affirmed PGC’s investment grade rating with a stable outlook as of 12/1/2023. 5 Stable Deposits, Liquidity & Capital

AUM/AUA (in millions) Fees (in millions) 6 $10.9B AUM/AUA 32% EBITDA Margin 16% 6-Year Revenue CAGR $3.8MM Average Relationship $948MM 2023 Gross Inflows Wealth Management

1 Fiduciary revenue: Last Twelve Months (Gross income from services rendered by the institutions trust department or by any of its consolidated subsidiaries acting in any fiduciary capacity). 2 Total revenue: Last Twelve Months (Total Revenue = Net Interest Income (Pre-Provision) + Total Noninterest Income). 7 Established Private Banking Business Model

8 $2.9B Outstandings 54% of Total Loans Diversified C&I continues to be our area of focus for future growth (in millions) $1.6B *Commercial banking includes CRE loans and Commercial and industrial loans. CRE excludes MFL, which totaled $1.8B as of 12/31/2023. $2.1B $2.5B $2.7B $2.5B $2.8B $220M Average Relationship Deposit Balance 6-Year C&I CAGR 16% vs no growth for CRE $2.9B $2.7MM Account Analysis Fees $3.2MM Unused LOC Fees (FY 2023) 10 years Average Relationship Length Commercial Banking*

9 Multifamily Portfolio Balance % (in millions) NY (Rent Regulated) $941 51.3% NY (Market Rent) $70 3.8% NJ (Rent Regulated) $350 19.1% NJ (Market Rent) $223 12.1% PA (Rent Regulated) $10 0.5% PA (Market Rent) $242 13.2% TOTAL $1,836 100.0% Rent Regulated $1,301 70.9% Market Rent $535 29.1% TOTAL $1,836 100.0% Current LTV 62.0% Current DSCR 1.48x Current Debt Yield 9.2% Multifamily constitutes 34% ($1.8B) of the total loan portfolio. Multifamily Loan Portfolio

10 (in millions) Refinance Risk within Multifamily 6% of Loans Resetting or Maturing through 2025

11 *Natural Market Area defined within boundaries in map as geography within 5 miles of all branch locations. **Total Loans as of 3/31/2024. Market share data source: S&P Capital IQ Pro – June 30, 2023 FDIC Data. Deposit Market Area defined as 5 Mile Proximity from all PGC Branch Offices. ^ Citizens Financial Group Inc. completed its acquisition of Investors Bancorp Inc. in April 2022. Personal Banking Successfully Competing Against Large Banks

Balance Sheet Liquidity profile strengthened; Deposits increased $203MM in the quarter; Borrowings decreased $284MM. Total available liquidity increased $174MM on a linked quarter basis to $3.7B*. Loan-to-Deposit Ratio declined to 98%. Allowance for credit losses increased 3 basis points to 1.24% of total loans. Capital ratios improved; Repurchased 100,000 shares in the quarter. Balance sheet remains neutral and well-positioned for uncertain rate environment. Investment grade rating from Moody’s re-affirmed with a stable outlook as of 12/1/2023. Earnings Net income increased on a linked quarter basis. Wealth management fees of $14.4MM increased 5% on a linked-quarter basis, comprised 27% of total revenue for the quarter. New inflows totaled $236MM for the quarter; $138MM managed. Total fee income 35% of total revenue; benefitted from strong wealth management and corporate advisory fees. NIM declined to 2.20%; cycle-to-date deposit beta 52%. Operating expenses increased $2.4MM on a linked quarter basis; continuing to invest in Private Banking and NYC build out. Provision expense totaled $0.6MM; model results impacted by a decrease in loans for the quarter and improved GDP forecasts. 12 *Total available liquidity defined as Cash + Cash Equivalents + AFS Securities + Borrowing Capacity less Borrowings, Letters of Credit, and Pledged AFS Securities. $0.48 Earnings Per Share 0.54% ROA 5.94% ROE $8.6MM Net Income Q1 Earnings Key Highlights Performance Highlights

13 *Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. 1 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table. (Dollars in thousands, except per share data) Quarterly Results

Attractive geographic franchise enhanced by our NYC expansion. Continuous investment in human capital, products, and technology. Well-diversified business model. Desirable $11.5B AUM/AUA wealth management business. Deposit, C&I, and fee business well-positioned to deliver future growth. Strong balance sheet. Solid asset quality. Investment grade ratings from both Moody’s and Kroll. ABA Best Banks To Work For six years in a row. 14 Compelling Investment Considerations

Q & A